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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          000-28217                                    59-3218138
   (Commission File Number)                 (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 953-6600
              (Registrant's Telephone Number, Including Area Code)

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)            Exhibits:

EXHIBIT
NUMBER         EXHIBIT TITLE
-------        -------------

  99.1         Certification of Chief Executive Officer Pursuant to 18 U.S.C.
               Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

  99.2         Certification of Chief Financial Officer Pursuant to 18 U.S.C.
               Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


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                        ITEM 9. REGULATION FD DISCLOSURE

Simultaneously with the filing of the Quarterly Report on Form 10-Q of AirNet Communications Corporation (the "Company") for the period ended June 30, 2002, the Company furnished the Securities and Exchange Commission with the written statements of the Chief Executive Officer and Chief Financial Officer of the Company required by Section 906 of the Sarbanes-Oxley Act of 2002. Such certifications are also being furnished herewith as Exhibits 99.1 and 99.2 pursuant to Regulation FD.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AirNet Communications Corporation

                                       By:  /s/ Glenn A. Ehley
                                          -------------------------------------
                                            Glenn A. Ehley
                                            President & Chief Executive Officer


Date: August 14, 2002


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         EXHIBIT TITLE
-------        -------------

  99.1         Certification of Chief Executive Officer Pursuant to 18 U.S.C.
               Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

  99.2         Certification of Chief Financial Officer Pursuant to 18 U.S.C.
               Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


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